UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 2, 2005


                               STEVEN MADDEN, LTD.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      000-23702                13-3588231
----------------------------      ---------------------       ---------------
(State or other jurisdiction      (Registration Number)        (IRS Employer
      of incorporation)                                      Identification No.)


      52-16 Barnett Avenue, Long Island City, New York              11104
      ------------------------------------------------            ---------
          (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (718) 446-1800


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 2, 2005, Steven Madden, Ltd. (the "Company") issued a press release announcing its financial results as of and for the quarter ended June 30, 2005. A copy of the Company's press release announcing these financial results is attached as Exhibit 99.1 hereto, and is incorporated by reference into this report.

Also on August 2, 2005, the Company held a conference call to discuss its financial results for the quarter ended June 30, 2005. The Company's script for that conference call is attached hereto as Exhibit 99.2.

The information included in this Current Report on Form 8-K (including Exhibits
99.1 and 99.2 hereto) that is furnished pursuant to this Item 2.02 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a) (2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference into such filing.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         99.1 Press Release dated August 2, 2005 regarding the Company's announcement of its financial results as of and for the quarter ended June 30, 2005.

         99.2     Script for a Conference Call held by the Company on August 2,
                  2005.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Steven Madden, Ltd. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       STEVEN MADDEN, LTD.


                                       By:  /s/ JAMIESON KARSON
                                            ------------------------------------
                                            Name:   Jamieson A. Karson
                                            Title:  Chief Executive Officer

Date:  August 4, 2005

                                  EXHIBIT INDEX


DOC. NO.          DOCUMENT DESCRIPTION
--------          --------------------

Exhibit 99.1 Press Release dated August 2, 2005 regarding the Company's announcement of its financial results as of and for the quarter ended June 30, 2005.

Exhibit 99.2      Script for a Conference Call held by the Company on August 2,
                  2005.